UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

May 8, 2018 (May 4, 2018)

Date of Report (Date of earliest event reported)

Primoris Services Corporation

(Exact name of Registrant as specified in its charter)

Delaware	001-34145	20-4743916
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
of incorporation)		Identification No.)

2100 McKinney Avenue, Suite 1500, Dallas, Texas 75201

(Address of principal executive offices)

(Zip Code)

(214) 740-5600

Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

◻             Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

◻             Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

◻             Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

◻             Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ◻

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ◻

Item 2.02                      Results of Operations and Financial Condition.

On May 8, 2018, Primoris Services Corporation, a Delaware corporation (“Primoris”, the “Company”) issued a press release announcing its financial performance for the first quarter ended March 31, 2018.

The information contained in the press release attached hereto is being furnished and shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that Section, and shall not be deemed incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 5.07            Submission of Matters to a Vote of Security Holders.

The annual meeting of the stockholders of Primoris, was held on May 4, 2018. The total number of shares of the Company’s common stock issued, outstanding and entitled to vote at the meeting was 51,530,572 shares. Represented at the meeting either in person or by proxy were 46,888,260 shares, or 91.0% of shares entitled to vote. The results of the votes for the proposals were as follows:

Proposal 1

To elect three Class A Directors to hold office for a three-year term expiring at the annual meeting of stockholders to be held in 2021 or until a successor is elected and qualified.

•	Brian Pratt
•	Votes “For” — 33,142,160; votes “Withheld” — 10,676,954; Broker “Non-Votes” — 3,069,146
•	Thomas E. Tucker
•	Votes “For” — 38,916,432; votes “Withheld” — 4,902,682; Broker “Non-Votes” — 3,069,146
•	Peter C. Brown
•	Votes “For” — 43,340,598; votes “Withheld” — 478,516; Broker “Non-Votes” — 3,069,146

In addition to the directors elected above, the following directors’ term of office continued after the meeting until subsequent annual meetings of the stockholders:

Class B: — Directors with terms expiring at the 2019 annual meeting of stockholders:

•	Stephen C. Cook
•	Peter J. Moerbeek

Class C: — Directors with terms expiring at the 2020 annual meeting of stockholders:

•	Robert A. Tinstman
•	David L. King
•	John P. Schauerman

Proposal 2

To approve an amendment of the Certificate of Incorporation to declassify the Board of Directors.

•	Votes “For” — 43,012,793
•	Votes “Against” — 42,387
•	Votes “Abstain” — 763,934
•	Broker “Non-Votes” — 3,069,146

Proposal 3

Ratification of the appointment of Moss Adams, LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2018.

•	Votes “For” — 46,606,391
•	Votes “Against” — 280,830
•	Votes “Abstain” — 1,039

Item 8.01            Other Events.

Declaration of Cash Dividend to Stockholders

On May 4, 2018, the Board of Directors declared a cash dividend of $0.06 per common share for stockholders of record as of June 29, 2018,  payable on or about July 13, 2018.

 Item 9.01.                 Financial Statements and Exhibits.

(d)   Exhibits.

Exhibit No.	Description

99.1	Press Release dated May 8, 2018

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

PRIMORIS SERVICES CORPORATION

Dated: May 8, 2018	By:	/s/ Peter J. Moerbeek
Peter J. Moerbeek
Executive Vice President, Chief Financial Officer